






BAKERY
DESSERTS

Fiscal First Quarter 2024 Results Conference Call

November 2, 2023

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in shift in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; anti-takeover provisions in LSI's organizational documents and in Ohio law; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal First Quarter 2024 Results

Strong F1Q24 results highlighted by sustained y/y growth in margin realization, net income and Adjusted EBITDA

Stable demand, consistent price discipline and improved sales mix supported ~170 basis points of y/y Adjusted EBITDA margin expansion

Another consecutive quarter of strong free cash generation, supporting nearly $49 million in LTM debt reduction, resulting in net leverage of 0.5x as of 9/30/23

Delivered 23% y/y growth in Adjusted Net Income of $8.7 million, or $0.29/share

Focused Strategy Execution
F1Q24 sales 3% below PY due to Display Solutions project timing; adjusted EBITDA +13%; adjusted net income +23% y/y; supported by favorable demand conditions, disciplined pricing, improved sales mix, strong operational execution

Sustained Margin Rate Expansion
Gross margin rate +230 bps y/y to 29.6%; Adj. EBITDA margin rate +170 bps y/y to 12.2%; net margin +158 bps y/y to 6.5%

Improved Balance Sheet Optionality
Reduced total net debt outstanding by $43 million on an LTM basis; as of 9/30/23, Net leverage of 0.5x; total cash and credit availability of $64.4 million as of 9/30/23

Lighting Segment Update
Lighting Segment sales steady to prior year, reflecting healthy activity level in key verticals; delivered 140 bps of Gross Margin rate expansion, driven by consistent volume, favorable pricing/mix and cost management

Display Solutions Segment Update
Display Solutions segment declined 6% y/y, as industry events in the Grocery vertical disrupting demand; favorable program pricing and prudent cost management supported 320 bps of y/y Adjusted EBITDA margin expansion

Significant New Business Wins
Awarded image refresh on 7,000 c-store network for major oil company, with activity planned beginning F2024 through F2029; Separately, secured significant c-store renovation opportunities at 1,400 Central American oil major locations

Progressive, Sustained Growth in Free Cash Flow Generation
Generated $45 million in LTM free cash flow through the end of F1Q24; LTM FCF conversion was 85% of LTM Adjusted EBITDA

Executing on *Fast Forward* Value Creation Initiative
Over the next five years, LSI intends to deliver more than 60% net sales growth; more than 100% Adjusted EBITDA growth; and at least 250 basis points of Adjusted EBITDA margin expansion

CONSOLIDATED FINANCIAL RESULTS

Increased Profitability and Margin Rate Expansion

Strong focus on quality of earnings, led by operating and EBITDA margin expansion

+23% y/y growth in adjusted net income
+13% y/y growth in adjusted EBITDA

Strong focus on price discipline, procurement efficiencies and working capital efficiency

Within Lighting, demand conditions remains stable, while in Display Solutions, timing of project activity impacted revenue in F1Q24

Strong multi-year backlog of projects, but expect near-term softening in Display Solutions activity, given sector-specific events

Total Net Sales ($M)



$127.1
$123.4
F1Q23
F1Q24

Operating Income ($M)



10.3%
8.6%
$10.0
$10.9
$11.0
$12.7
F1Q23
F1Q24
Reported Operating Income
Adjusted Operating Income
% Sales

Net Income ($M)



$0.29
$0.25
$6.3
$7.1
$8.0
$8.7
F1Q23
F1Q24
Reported Net Income
Adjusted Net Income
Adj. EPS

Non-GAAP Adjusted EBITDA ($M)



12.2%
10.5%
$13.3
$15.1
F1Q23
F1Q24
% Sales

LIGHTING SEGMENT UPDATE

Sustained Margin Rate Growth Due To Stable Volume, Favorable Sales Mix

- Lighting demand driven by outdoor applications, specifically parking and automotive
- Sales driven by continued healthy activity in key verticals and market share gains
- Phase 1 of lighting installation for EV battery plant nearing completion; awarded order for second facility of similar size and lighting requirements
- Project quotation levels are steady entering F2Q24, while pricing remains stable

Lighting Segment Sales ($M)


$67.5
$67.6
F1Q23
F1Q24

Lighting Segment Adj. Gross Margin ($M)


33.0%
34.4%
$22.3
$23.3
F1Q23
F1Q24
% Sales

Lighting Segment Adj. Operating Income ($M)


13.6%
13.1%
$9.2
$8.8
F1Q23
F1Q24
% Sales

Lighting Segment Adjusted EBITDA ($M)


15.7%
15.0%
$10.6
$10.2
F1Q23
F1Q24
% Sales

DISPLAY SOLUTIONS SEGMENT UPDATE

17% Adjusted EBITDA Growth, +320 bps y/y Growth in EBITDA Margin

- Display Solutions delivered improved profitability and margin expansion on modest sales decline
- Sales growth evident within refueling/c-store, QSR and digital signage offset a modest decline grocery (JSI)
- Favorable program pricing and prudent cost management supporting improved operating leverage
- Successfully secured several new multi-year programs, including 7,000 c-stores with an oil major; program underway with an initial 150 locations
- Site permitting, customer installation scheduling, pending merger of grocery chains impacting near-term activity levels; however, LT demand outlook remains strong

Display Solutions Segment Sales ($M)



$59.5
$55.8
F1Q23
F1Q24

Display Solutions Segment Adj. Gross Margin ($M)



20.9%
24.5%
$12.5
$13.7
F1Q23
F1Q24
% Sales

Display Solutions Segment Adj. Op. Income ($M)



11.1%
14.1%
$6.6
$7.9
F1Q23
F1Q24
% Sales

Display Solutions Segment Adjusted EBITDA ($M)



12.7%
15.9%
$7.6
$8.9
F1Q23
F1Q24
% Sales

DISCIPLINED WORKING CAPITAL MANAGEMENT

Working Capital Discipline Continues

- Working capital declined 13% vs. PY, driven by Y/Y and sequential decline in product inventories
- DIO reduced 9 days versus PY
- Project inventory should remain at current levels in F2Q24 in support of new project wins
- Remain highly focused on maintain working capital efficiency, consistent with focus on stable free cash generation



Total Working Capital ($M)
$88.0
$87.4
$82.3
$73.3
$76.2
F1Q23
F2Q23
F3Q23
F4Q23
F1Q24



Total Inventory ($M)
$80.5
$73.2
$67.7
$63.7
$63.1
F1Q23
F2Q23
F3Q23
F4Q23
F1Q24

CAPITAL ALLOCATION PRIORITIES

Prioritizing Capital Deployment Toward Debt Reduction, Return of Capital, Growth Initiatives

During last 12 months, free cash flow generation of ~$45 million, representing 85% free cash flow conversion (as % of TTM Adjusted EBITDA)

During last 12 months, Reduced net debt outstanding by $43 million; net leverage declined from 1.7x to 0.5x

Remain focused on further debt reduction, return of capital initiatives and opportunistic growth investments

Free Cash Flow ($M)(1)



$10.1
$8.9
$11.7
$15.6
$9.2
F1Q23
F2Q23
F3Q23
F4Q23
F1Q24

Net Debt Outstanding ($M)(2)



$68.5
Net Leverage 1.7x
$60.1
Net Leverage 1.3x
$48.2
Net Leverage 1.0x
$33.4
Net Leverage 0.6x
$25.1
Net Leverage 0.5x
F1Q23
F2Q23
F3Q23
F4Q23
F1Q24

(1) Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA


Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income, and earnings per share for the three months ended September 30, 2023, and 2022. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, and consulting expenses supporting commercial growth initiatives, are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt.

Non-GAAP RECONCILIATION

LSI Industries	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Net Sales [a]	127,069	128,804	117,470	123,636	123,441
Operating Income	10,021	9,038	7,732	10,237	11,028
Consulting Expense: Commercial Growth Initiatives	303	486	75	-	19
Severance costs/Restructruing costs	12	33		20	353
Long-Term Performance Based Compensation	551	1,002	968	1,477	1,325
Adjusted Operating Income [b]	**10,887**	**10,559**	**8,775**	**11,734**	**12,725**
Depreciation and amortization	2,421	2,419	2,455	2,369	2,371
Adjusted EBITDA [c]	**13,308**	**12,978**	**11,230**	**14,103**	**15,096**
Operating Margin % [b] / [a]	8.6%	8.2%	7.5%	9.5%	10.3%
Adjusted EBITDA Margin % [c] / [a]	10.5%	10.1%	9.6%	11.4%	12.2%

Non-GAAP RECONCILIATION

Lighting Segment	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Net Sales [a]	67,534	66,833	66,707	71,377	67,641
Operating Income	9,157	6,755	6,529	9,192	8,753
Severance costs/Restructruing costs	13	18	-	20	-
Long-Term Performance Based Compensation	42	113	97	119	92
Adjusted Operating Income	**9,212**	**6,886**	**6,626**	**9,331**	**8,845**
Depreciation and amortization	1,387	1,381	1,344	1,311	1,309
Adjusted EBITDA [b]	**10,599**	**8,267**	**7,970**	**10,642**	**10,154**
Adjusted EBITDA Margin % [b] / [a]	**15.7%**	**12.4%**	**11.9%**	**14.9%**	**15.0%**

Display Solutions Segment	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Net Sales [c]	59,536	61,971	50,762	52,259	55,800
Operating Income	6,496	7,761	5,501	5,161	7,219
Severance costs/Restructruing costs	-	15		-	353
Long-Term Performance Based Compensation	116	186	221	493	309
Adjusted Operating Income	**6,612**	**7,962**	**5,722**	**5,654**	**7,881**
Depreciation and amortization	974	976	1,044	984	976
Adjusted EBITDA [d]	**7,586**	**8,938**	**6,766**	**6,638**	**8,857**
Adjusted EBITDA Margin % [d] / [c]	**12.7%**	**14.4%**	**13.3%**	**12.7%**	**15.9%**

Corporate Segment	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Operating Loss	(5,639)	(5,480)	(4,296)	(4,115)	(4,943)
Consulting Expense: Commercial Growth Initiatives	303	486	75	-	19
Severance costs/Restructruing costs	-	-	-	-	-
Long-Term Performance Based Compensation	394	703	650	865	924
Adjusted Operating Loss	**(4,942)**	**(4,291)**	**(3,571)**	**(3,250)**	**(4,000)**
Depreciation and amortization	60	62	68	74	85
Adjusted EBITDA	**(4,882)**	**(4,229)**	**(3,503)**	**(3,176)**	**(3,915)**

Non-GAAP RECONCILIATION

LSI Industries	Q1 2023	Diluted EPS	Q2 2023	Diluted EPS	Q3 2023	Diluted EPS	Q4 2023	Diluted EPS	Q1 2024	Diluted EPS
Net Income Reported	$ 6,262	$ 0.22	$ 6,417	$ 0.22	$ 4,669	$ 0.16	$ 8,415	$ 0.28	$ 8,028	$ 0.27
Consulting Expense: Commercial Growth Initiatives	226	0.01	399	0.01	59	-			13	-
Severance costs/Restructruing costs	9	-	26	-			13		256	0.01
Long-Term Performance Based Compensation	420	0.01	785	0.03	769	0.03	771	0.03	961	0.03
Tax Rate Difference between reported and adjusted net income	160	0.01	-	-			(402)	(0.01)	(518)	(0.02)
Net Income Adjusted	$ 7,077	$ 0.25	$ 7,627	$ 0.26	$ 5,497	$ 0.19	$ 8,797	$ 0.30	$ 8,740	$ 0.29

Non-GAAP RECONCILIATION

Lighting Segment	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Net Sales [c]	67,534	66,833	66,707	71,377	67,641
Gross Margin	22,280	20,457	20,278	23,746	23,280
Severance costs/Restructruing costs	13	18	-	-	-
Adjusted Gross Margin [d]	**22,293**	**20,475**	**20,278**	**23,746**	**23,280**
Adjusted Gross Margin % [d] / [c]	**33.0%**	**30.6%**	**30.4%**	**33.3%**	**34.4%**

Display Solutions Segment	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Net Sales [e]	59,536	61,971	50,762	52,259	55,800
Gross Margin	12,453	13,681	11,927	12,117	13,310
Severance costs/Restructruing costs	-	-	-	-	347
Adjusted Gross Margin [f]	**12,453**	**13,681**	**11,927**	**12,117**	**13,657**
Adjusted Gross Margin % [f] / [e]	**20.9%**	**22.1%**	**23.5%**	**23.2%**	**24.5%**

Corporate Segment	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Gross Margin	5	1	(1)	1	(1)
Severance costs/Restructruing costs	-	-	-	-	-
Adjusted Gross Margin	**5**	**1**	**(1)**	**1**	**(1)**

WORKING CAPITAL AND INVENTORY

Free Cash Flow	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Cash Flow from Operations	$ 10,583	$ 9,481	$ 12,486	$ 17,038	$ 10,592
Less: Capital Expenditures	$ (434)	$ (561)	$ (759)	$ (1,454)	$ (1,393)
Free Cash Flow	$ 10,149	$ 8,920	$ 11,727	$ 15,584	$ 9,199

Net Debt Outstanding and Leverage Ratio	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Total Debt	77,519	62,819	49,572	35,200	28,669
Less: Cash	(9,001)	(2,765)	(1,350)	(1,828)	(3,533)
Net Debt	$ 68,518	$ 60,054	$ 48,222	$ 33,372	$ 25,136
Adjusted EBITDA - Trailing Twelve Months	$ 40,836	$ 45,387	$ 48,117	$ 51,620	$ 53,408
Net Leverage Ratio	1.7	1.3	1.0	0.6	0.5


VALLEY ROOTS
AS ADVERTISED

For additional questions, please contact 720.778.2415

Thank you,

LSI Investor Relations